KONA GRILL®

kitchen • sushi • cocktails

Investor Presentation

June 2014


KONA GRILL
KONA GRILL





Important Cautions Regarding Forward-Looking Statements

KONA GRILL kitchen • sushi • cocktails

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Experienced Senior Leadership Team*

KONA GRILL
kitchen • sushi • cocktails

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (12% of company) ▪ President & CEO since 2012 ▪ Board member since 2009
Christi Hing Chief Financial Officer	▪ 18 years of finance and accounting experience ▪ 8+ years with Kona
Marci Rude VP of Development	▪ 22+ years of commercial real estate experience ▪ Instrumental in PF Chang's bistro growth phase
Jenny Elkins VP of Operations	▪ 11+ years with Kona ▪ Previous roles include senior director of training, district manager and general manager
Chris Moran VP of Food and Beverage	▪ 27+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including corporate executive chef - Redstone American Grill

** Pro Forma insider ownership of 27% based on issuance of 2.345 million shares*

Who We Are…

KONA GRILL
kitchen • sushi • cocktails

- Emerging polished casual growth concept positioned as **differentiated upscale, polished casual**
  - Flavorful new American cuisine, award-winning sushi, significant bar business
  - Moderately priced **$25 avg. check** with **$4.3M avg. unit volumes and $602 sales per square foot**
- 27 locations across 17 states
  - Industry-leading unit economics
  - National portability and flexible real estate model
- Superior financial results
  - Top quartile restaurant operating margins
  - Strong SSS momentum – positive growth in 14 of last 15 quarters


KONA GRILL





What Sets Us Apart?

KONA GRILL
kitchen • sushi • cocktails

Dinstictive Atmosphere

- Main dining area, full-service bar, indoor/outdoor patio and sushi bar provide a choice of atmospheres and a variety of environments



Bar
30%
American Grill
46%
Sushi
24%

Diverse Menu Mix

- Broad menu offering appeals to a wide range of tastes, preferences and price points



Beer
8%
Wine
9%
Sushi
24%
Liquor
13%
Desserts 4%
Appetizers
10%
Entrees
14%
Soups &
Salads
7%
Flatbreads, Pasta, &
Sandwiches
11%

What Sets Us Apart? (continued)

Kona Grill
kitchen • sushi • cocktails

Success Across Multiple Dayparts

- Multitude of dining and social experiences for our guests leads to successful execution across 4 dayparts



Lunch
24%
Dinner
52%
Reverse Happy Hour
12%
Happy Hour
12%

Lunch: Open – 3PM
Happy Hour: 3PM – 5PM
Dinner: 5PM – 9PM
Reverse Happy Hour: 9PM – Close



Sophisticated Polished Casual Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Our freshly prepared food, attentive service and upscale contemporary ambiance create an exceptional yet affordable dining experience

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded ***"Best Sushi"*** in multiple markets
- Voted "***Best Happy Hour"*** in several cities
- Multiple menu choices for health-conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy


KONA GRILL

Exceptional Food Quality with Innovative Menu Selections

KONA GRILL
kitchen • sushi • cocktails

- Our **sophisticated and diverse menu** boasts a wide array of options for guests with all tastes
  - Freshly prepared, critically acclaimed sushi
  - Innovative American Grill fare
  - Comprehensive selection of cocktails
- Offers a **great value proposition with a $25 average check**

Award-Winning Sushi
24% of Sales

Shrimp & Lobster Roll



Bama Roll



Picasso Roll



Kitchen
46% of Sales

Macadamia Nut Chicken



Chili Lime Shrimp Salad



Hawaiian Ribeye



Bar
30% of Sales

Sake Sangria



Sukini Marg



Slim Citrus Flip



Affordable Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Average check compares favorably to competition



Average check with and without alcohol
$14.00
$10.92
$19.70
$17.14
$20.43
$12.42
$21.50
$18.60
$23.00
$17.48
$24.39
$21.22
$25.00
$17.50
$25.05
$19.54
$40.75
$29.79
$50.00
$32.00
BJ's
The Cheesecake Factory
Yard House
P.F. CHANG'S
BONEFISH GRILL
JOE'S CRAB SHACK
KONA GRILL
BRIO
Seasons 52
DEL FRISCO'S GRILLE

Source: SEC filings, investor presentations, analyst research
Note: Average check for P.F. Chang's reflects 2011A data, prior to the company being taken private

Loyal User Base

KONA GRILL
kitchen • sushi • cocktails

Exceptional Customer Loyalty

- More than 50% of guests are categorized as medium to heavy users
- 17% of guests dine with Kona at least once every 10 days

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	17%	10-15%
Medium	37%	16-30%
Light	46%	55-60%

*Visits in last 90 days:
Heavy: 9+
Medium: 4-8
Light: Less than 3



Focused Marketing

KONA GRILL
kitchen • sushi • cocktails

Electronic Media
- Social marketing (Yelp, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Loyalty Club
KONAVORE™
- 200,000+ members
- Drive traffic by keeping Kona top of mind

Local Market Engagement
- PR
- Direct marketing
- Charity sponsorship
- Concierge

Promoting Our Brand
KONA GRILL
kitchen • sushi • cocktails

National Footprint with Significant Room to Grow

KONA GRILL
kitchen • sushi • cocktails

- 27 restaurants across 17 states
- ***Significant nationwide opportunity given portability of the brand***



Boise
(Oct 2013)
Eden Prairie
Troy
Stamford
Woodbridge
Lincolnshire
Columbus
Omaha
Oak Brook
Baltimore
Carmel
Denver
Fairfax
Kansas City
Richmond
Las Vegas
Phoenix
Scottsdale
Gilbert
Chandler
Alpharetta
Plano
Fort Worth
(Feb 2014)
Dallas
El Paso
(Jun 2014)
Austin
The Woodlands
(Dec 2013)
Baton Rouge
San Antonio
Houston
Tampa
Sarasota
San Juan, PR
Miami-
Dolphin
Comp base restaurants
Recently opened restaurants
Executed lease for 2014 opening
Executed lease for 2015 opening

Significant Growth Opportunity

KONA GRILL
kitchen • sushi • cocktails

Substantial Runway vs. Leading Polished Casual Incumbents

Current Domestic Units


Meaningful White Space Opportunity for Additional Kona Grill Restaurants
11
27
38
48
107
136
150
169
197
209
DEL FRISCO'S GRILLE
KONA GRILL
Seasons 52
Yard House
BRAVO BRIO RESTAURANT GROUP
JOE'S CRAB SHACK
BJ's
The Cheesecake Factory
BONEFISH GRILL
P.F. CHANG'S

Source: SEC filings, investor presentations, analyst research

Compelling Unit Level Economics

KONA GRILL
kitchen • sushi • cocktails

Quality site selection & effective execution can lead to superior returns…

($ in thousands)	**Comparable Units[1]**
Restaurant sales	$4,300
Net cash investment[2]	$2,500
Restaurant cash flow % margin	18.0% - 19.0%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/13.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Flexible Real Estate Options

Kona Grill
kitchen • sushi • cocktails

Target:	Current Units
Lifestyle/entertainment centers	12
High traffic, upscale retail centers and shopping malls	7
Mixed use commercial/retail centers	6
Freestanding	2
Significant commercial, residential and daytime population	

- Rigorous ROI review – target > 30%
- Prototype:
  - ~ 6,500 sq. ft.
  - ~ 280 seats


KONA GRILL


KONA GRILL

Flexible Real Estate Options – Lifestyle Center: Alpharetta, GA

KONA GRILL
kitchen • sushi • cocktails







- $600 million mixed use development with 570,000 sq. ft. of shopping/dining and 750,000 sq. ft. of Class A office space
- Strong retail co-tenants
- Attractive, affluent demographics – 63% HH's within 7-mile radius have income greater than $75,000/yr.


WESTSIDE PARKWAY
OLD MILTON PARKWAY

Flexible Real Estate Options – Mall: Miami/Dolphin

KONA GRILL
kitchen • sushi • cocktails




Dolphin Mall
BROWARD
FLORIDA
Atlantic Ocean

- 36 million guests in 2012; 1.4 million sq. ft.
- Significant trade area with 2 million residents and heavy tourist traffic
- Average daily traffic count exceeds 275,000
- Approximately 200,000 HHs with income greater than $75,000


Dolphin Mall

Flexible Real Estate Options – Mixed Use/Office: The Woodlands

KONA GRILL
kitchen • sushi • cocktails







- Award-winning master planned community
- Trade area growing at 4 times the national average
- 9.3 million sq. ft. of retail and attractive co-tenants
- Approximately 125,000 HHs with income greater than $75,000


KONA GRILL

Flexible Real Estate Options – Mixed Use/Retail: Fort Worth

KONA GRILL
kitchen • sushi • cocktails


KONA GRILL






Alliance
West 7th
West Bend

- Destination center with attractive population density and target average age
- Wide variety of traffic in the heart of the city
- 5 million yearly guests visit nearby Cultural District
- Approximately 280,000 HHs within 10 miles with average income ~ $65,000


LUCKY STRIKE
W. 7TH STREET
W. 7TH STREET
W. 7TH STREET
UNIVERSITY DRIVE NORTH
NORWOOD STREET
BLOCK 2 (NC)
CURRIE STREET
BLOCK 3 (NE)
FOCH STREET
CROCKETT STREET
CROCKETT STREET
CROCKETT STREET
BLOCK 9 (SC)
MORTON STREET
MORTON STREET

New Design Panoramic Tour Lounge

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour Lounge & Patio

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour Private Dining Room

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Dining & Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Patio



Key Takeaways

KONA GRILL
kitchen • sushi • cocktails

- Unique growth concept; **differentiated upscale, polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options
- Industry-leading unit economics
- Strong cash-on-cash returns
- Well-capitalized balance sheet
- Significant insider ownership
- **5 openings planned for 2014; 4 signed leases for 2015**

KONA GRILL®
kitchen • sushi • cocktails

FINANCIAL OVERVIEW

Restaurant Sales

KONA GRILL
kitchen • sushi • cocktails

$ in millions



$76.0
$82.7
$93.7
$96.0
$98.3
$102.4
CAGR 2008-2013: 7%
2009
2010
2011
2012
2013
LTM (1)

(1) LTM for 12 months ended 3/31/2014

Restaurant Operating Profit Margin

KONA GRILL
kitchen • sushi • cocktails



15.9%
14.7%
17.8%
18.8%
18.9%
18.4%
19.0%
18.2%
Remodeled and new units had ~50 bps impact
Remodeled and new units had ~80 bps impact
2009
2010
2011
2012
2013
LTM (1)

(1) LTM for 12 months ended 3/31/2014

Adjusted G&A Expenses as % of Restaurant Sales

KONA GRILL
kitchen • sushi • cocktails



8.8%
8.1%
7.8%
7.0%
7.4%
7.7%
4 New Units Opened
1 New Unit Opened
2 New Units Opened
3 New Units Opened
2009
2010
2011
2012
2013(2)
LTM(1)(2)

(1) LTM for 12 months ended 3/31/2014
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted G&A excludes separation, 123R, activist shareholder activities, rights plan expenses; Adjusted EBITDA excludes non-cash stock-based compensation, preopening expense

Adjusted EBITDA

KONA GRILL
kitchen • sushi • cocktails

$ in millions



$4.4
$5.6
$8.8
$11.4
$10.8
$10.8
CAGR 2008-2013: 25%
2009
2010
2011
2012
2013(2)
LTM(1)(2)

(1) LTM for 12 months ended 3/31/2014
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted G&A excludes separation, 123R, activist shareholder activities, rights plan expenses; Adjusted EBITDA excludes non-cash stock-based compensation, preopening expense

Three-Year Same-Store Sales vs. Casual Dining Industry

KONA GRILL
kitchen • sushi • cocktails


Outperformed Industry Peers in 10 of Last 12 Quarters
12.0%
8.0%
4.0%
0.0%
(4.0%)
Kona Grill
Knapp-Track Casual Dining Index
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14

Source: Knapp-Track

Growth Rate vs. SSS


2014E Unit Growth
25%
20%
15%
10%
5%
0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
KONA GRILL
kitchen • sushi • cocktails
Seasons 52
FRESH GRILL
BJ's
BONEFISH GRILL
BRIO
tuscan grille
The Cheesecake Factory
JOE'S CRAB SHACK
P.F. CHANG'S
CHINA BISTRO

2013 SSS

Sources: Company filings, Company investor presentations and research estimates
Note: PF Chang's information reflects 2011A results

2014 LTM Restaurant Operating Profit Margin. vs Peers

KONA GRILL
kitchen • sushi • cocktails



19.3%
19.0%
Remodels and new units had ~80 bps impact
18.2%
17.1%
16.8%
16.7% (1)
16.5%
15.3% (2)
The Cheesecake Factory
KONA GRILL
BJ's
DEL FRISCO'S GRILLE
JOE'S CRAB SHACK
BRAVO BRIO RESTAURANT GROUP
BONEFISH GRILL

Note: Restaurant Operating Profit Margin defined as Restaurant Sales less COGS, Labor, Operating Expenses and Occupancy (GAAP) and excludes Pre-Opening Expenses
(1) Represents 2013A; Includes BHTT and excludes Macaroni Grill
(2) Includes 400 bps reduction for estimated marketing costs

KONA GRILL
kitchen • sushi • cocktails

Select Balance Sheet Items

$Millions	March 2014	Pro Forma[1]
Cash	$4.9	$45.8
Long-term debt	$3.5	$3.5

- $20.0M credit line (3%-3.5% plus LIBOR) – $3.5 million drawn as of 3/31/14

(1) Based on 2.345 million primary shares (includes 15% overallotment) offered at $18.50 per share, less 5% gross spread and $0.3 million of other offering expenses

Focused on Growth

KONA GRILL
kitchen • sushi • cocktails

- Build a **premier polished casual concept**
- Take brand to the **next phase of growth**
  - Planned unit growth of 20% in 2014
  - Top quartile restaurant operating margins
  - Strong SSS momentum: positive growth in14 of last 15 quarters
  - 2 units opened in 2013; 5 planned for 2014; 4 leases signed for 2015
- **Disciplined ROI focus**
- **Capitalize on 4 daypart model** with **3 distinct businesses**

Investment Highlights

KONA GRILL
kitchen • sushi • cocktails


Substantial White Space for Growth
Distinctive Atmosphere and Diverse Menu Mix
Strong Unit Economics
Exceptional Food Quality with Innovative Menu Selections
Seasoned Restaurant Operations Team
Sophisticated Polished Casual Dining Experience
KONA GRILL
kitchen • sushi • cocktails
Dedicated Management Team with Significant Insider Ownership

Kona Grill Contacts

KONA GRILL
kitchen • sushi • cocktails

Kona Grill, Inc.
7150 East Camelback Road, #220
Scottsdale, AZ 85251
Tel (480) 922-8100

Company Contact
Berke Bakay, CEO
Christi Hing, CFO

Investor Relations
Liolios Group
Cody Slach
Tel (949) 574-3860
KONA@liolios.com